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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AFFILIATED MANAGERS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AFFILIATED MANAGERS GROUP, INC.

600 Hale Street
Prides Crossing, Massachusetts 01965

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2004

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Affiliated Managers Group, Inc. (the "Company") will be held on Tuesday, June 8, 2004, at 10:00 a.m., Boston time, at the offices of Goodwin Procter LLP at Exchange Place, 53 State Street, Boston, Massachusetts 02109 for the following purposes:

        1.  To elect seven directors of the Company to serve until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

        2.  To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

        Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

        The Board of Directors has fixed the close of business on April 21, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments or postponements thereof.

        You are requested to submit your proxy, which is being solicited by the Board of Directors of the Company, by phone, by Internet or by completing, signing, dating and returning it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously submitted a completed proxy by phone, Internet or mail.

                      By Order of the Board of Directors.

                      John Kingston, III
                       Secretary

Prides Crossing, Massachusetts
April 28, 2004

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT A PROXY BY PHONE, INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A COMPLETED PROXY BY PHONE, INTERNET OR MAIL.

AFFILIATED MANAGERS GROUP, INC.

600 Hale Street
Prides Crossing, Massachusetts 01965

PROXY STATEMENT

FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 8, 2004

April 28, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Affiliated Managers Group, Inc. ("AMG" or the "Company") for use at the 2004 Annual Meeting of Stockholders of the Company to be held on Tuesday, June 8, 2004 at 10:00 a.m., Boston time, at the offices of Goodwin Procter LLP at Exchange Place, 53 State Street, Boston, Massachusetts 02109, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon the election of seven directors of the Company and to act upon any other matters properly brought before them.

        This Proxy Statement and the accompanying notice of Annual Meeting and proxy card are first being sent to stockholders on or about April 29, 2004. The Board of Directors has fixed the close of business on April 21, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share, at the close of business on the Record Date will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting. Holders of common stock outstanding and entitled to vote as of the close of business on the Record Date will be entitled to one vote for each share held by them. As of the Record Date, there were 28,992,832 shares of common stock outstanding and entitled to vote at the Annual Meeting.

        The presence, in person or by proxy, of holders of at least a majority of the total number of shares of common stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum. A plurality of votes cast shall be sufficient for the election of directors. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not affect the election of the nominees. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

        Stockholders of the Company are requested to submit a proxy by phone or Internet, or by completing, signing, dating and returning the accompanying proxy card in the enclosed, postage-prepaid envelope. If you vote by telephone or the Internet, you should not return your proxy card. Instead, please follow the instructions on your proxy card. Shares represented by a properly completed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for director of the Company named in this Proxy Statement. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders on such other matters.

        A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. A stockholder of record who voted by telephone or the Internet may also change his or her vote with a timely and valid later telephone or Internet vote, as the case may be. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has previously been given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

        The Company's 2003 Annual Report, including audited financial statements for the fiscal year ended December 31, 2003, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials.

PROPOSAL 1:    ELECTION OF DIRECTORS

Introduction

        The Board of Directors of the Company currently consists of eight members, including William F. Weld. Mr. Weld has elected not to stand for re-election at the Annual Meeting. At the Annual Meeting, seven directors will be elected to serve until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Messrs. William J. Nutt, Sean M. Healey, Richard E. Floor, Stephen J. Lockwood, Harold J. Meyerman and Robert C. Puff, Jr., and Dr. Rita M. Rodriguez (collectively, the "Nominees") to serve as directors. Each of the Nominees is currently serving as a director of the Company. The Board of Directors anticipates that each of the Nominees will, if elected, serve as a director. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

Information Regarding the Nominees

        The name, age (as of April 1, 2004) and a description of the business experience, principal occupation and past employment during at least the last five years of each of the Nominees is set forth below.

Name	Age
William J. Nutt	59
Sean M. Healey	42
Richard E. Floor (1)	63
Stephen J. Lockwood (2)(3)	56
Harold J. Meyerman (1)(2)(3)	65
Robert C. Puff, Jr.	58
Rita M. Rodriguez (2)	61

(1)
Member of the Nominating and Governance Committee.

(2)
Member of the Audit Committee.

(3)
Member of the Compensation Committee.

        William J. Nutt founded the Company in December 1993 and is the Company's Chairman and Chief Executive Officer. Prior to founding AMG, Mr. Nutt was President and Chief Operating Officer of The Boston Company and was responsible for its institutional money management business, mutual fund administration, distribution and custody business and master trustee and custodian business. As Chairman and Chief Executive Officer of The Boston Company's principal subsidiary, Boston Safe Deposit and Trust Company, Mr. Nutt was also responsible for its personal banking and trust business. He also serves as an Overseer of the New England Aquarium and on the Advisory Council of the Trustees of Reservations. Mr. Nutt is also a Commissioner of the Massachusetts Aeronautical Commission. Mr. Nutt received a J.D. from the University of Pennsylvania and a B.A. from Grove City College.

        Sean M. Healey joined the Company in 1995 as Executive Vice President and in 1999 became President and Chief Operating Officer. He has been a director of the Company since May 2001. Prior to joining AMG, Mr. Healey was a Vice President in the Mergers and Acquisitions Department at Goldman,

Sachs & Co. focusing on financial institutions. Mr. Healey also serves as a Trustee of the Peabody Essex Museum and Shore Country Day School. Mr. Healey received a J.D. from Harvard Law School, an M.A. from University College, Dublin and an A.B. from Harvard College.

        Richard E. Floor has been a director of the Company since its formation in December 1993. Mr. Floor has been a partner at the law firm of Goodwin Procter LLP since 1975. Mr. Floor is also a director of New America High Income Fund, a closed-end investment company.

        Stephen J. Lockwood has been a director of the Company since September 1999. Mr. Lockwood is Managing Director and Chairman of the Board of Stephen J. Lockwood & Company, LLC, and was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc. ("HCC"), a New York Stock Exchange listed insurance holding company. Mr. Lockwood was the co-founder and served through 1999 as the Chief Executive Officer of HCC's subsidiary, LDG Reinsurance Corporation, which HCC acquired in 1996. In addition, he is founder and Chairman of the Board of BDML Holdings Ltd., an insurance holding company located in Portsmouth, England. He is also a director of four mutual funds managed by The Dreyfus Corporation, and serves on the Board of the Inner City Scholarship Fund in Boston, Massachusetts.

        Harold J. Meyerman has been a director of the Company since July 1999. Mr. Meyerman retired as a Managing Director of the Global Financial Institutions and Trade Group of The Chase Manhattan Bank ("Chase") in December 1998. His responsibilities at Chase included overseeing the asset management businesses. Before joining Chase, Mr. Meyerman was President and Chief Executive Officer of First Interstate Bank, Ltd., a unit of First Interstate Bancorp. Mr. Meyerman also serves on the Board of Directors of the Huntington Medical Research Institutes, on the Board of Trustees of the Palm Springs Desert Museum and as Chairman and a Director of Ansett Aircraft Spares and Services, Inc., a private corporation located in Sylmar, California.

        Robert C. Puff, Jr. has been a director of the Company since April 2004. Mr. Puff served as President of American Century Investment Management, Inc. from 1997 to 2001 and as Chief Investment Officer from 1993 to 2001. Mr. Puff served in a variety of other roles at American Century Investments after joining the company in 1983, including as a member of the company's Executive Committee and Board of Directors, and currently serves as a senior adviser to American Century.

        Rita M. Rodriguez has been a director of the Company since January 2000. Dr. Rodriguez has been a Fellow and Senior Fellow at the Woodstock Theological Center at Georgetown University since September 2002, and from March 1999 to September 2002 served as an international finance consultant. Dr. Rodriguez was formerly a full-time member of the Board of Directors of the Export-Import Bank of the United States from 1982 to March 1999. Prior to joining the Export-Import Bank Board, Dr. Rodriguez was on the finance faculties at the University of Illinois at Chicago and at Harvard Business School. In addition, Dr. Rodriguez has authored numerous journal articles and books on the subject of international finance. Dr. Rodriguez also serves on the Board of Directors and the Audit Committee of ENSCO International Incorporated, an international offshore contract drilling company, and on the Board of Directors of the Academy for Educational Development and the Private Export Funding Corporation.

Meetings of the Board of Directors and Committees and Corporate Governance Matters

        During 2003, the Board of Directors met five times. Each member of the Board of Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all standing committees of the Board of Directors on which such director served (during the period such director served on the Board of Directors or any committee thereof). The Company does not have a formal policy regarding director attendance at an annual meeting of stockholders; Messrs. Floor, Healey and Nutt were in attendance at the 2003 Annual Meeting of Stockholders.

        The Board of Directors has determined that six of its eight current directors, Messrs. Floor, Lockwood, Meyerman, Puff and Weld and Dr. Rodriguez, are "independent" for purposes of the listing standards of the New York Stock Exchange (the "NYSE"). The Board of Directors based these determinations primarily on a review of the responses of the nominees to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with them. At least annually, the Board of Directors will evaluate all relationships between the Company and each director in light of the relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest. The Board of Directors may adopt categorical standards to assist it in making determinations of independence. The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each such committee acts pursuant to a written charter adopted by the respective committee.

        Audit Committee.    The Audit Committee currently consists of Messrs. Lockwood, Meyerman and Dr. Rodriguez. The Board of Directors has determined that each member of its Audit Committee is "independent" for purposes of the NYSE listing standards, including those applicable to audit committees, and each member of the Audit Committee is an audit committee financial expert, as defined by the Securities and Exchange Commission (the "SEC"). The amended and restated charter of the Audit Committee is filed as an appendix to this Proxy Statement. The Audit Committee met five times during 2003.

        Compensation Committee.    The Compensation Committee, which currently consists of Messrs. Lockwood, Meyerman and Weld, is responsible for overseeing the Company's general compensation policies and establishing and reviewing the compensation plans applicable to the Company's executive officers. The Compensation Committee met eight times during 2003.

        Nominating and Governance Committee.    The Nominating and Governance Committee, which currently consists of Messrs. Floor, Meyerman and Weld, is primarily responsible for recommending criteria to the Board of Directors for Board of Directors' and committee membership, identifying and evaluating director candidates, overseeing the evaluation of the Board of Directors and its committees, and maintaining the Company's corporate governance guidelines. The Nominating and Governance Committee may solicit director candidate recommendations from a number of sources, including non-management directors, executive officers and third-party search firms. The Nominating and Governance Committee will consider for nomination any director candidates, including director candidates recommended by stockholders of the Company, who are deemed qualified by the Nominating and Governance Committee in light of the qualifications and criteria for Board of Directors' membership described below, or such other criteria as approved by the Board of Directors or a committee thereof from time to time. Stockholder recommendations must be submitted to the Nominating and Governance Committee in accordance with the substantive and procedural requirements set forth in the Company's By-laws, including as discussed below under the caption "Other Matters," and any procedures established from time to time by the Nominating and Governance Committee. The Nominating and Governance Committee does not have a specific policy regarding the consideration of stockholder recommendations for director candidates and evaluates recommendations without regard to their source. The Nominating and Governance Committee met four times during 2003.

        When considering candidates for directorship, the Nominating and Governance Committee takes into account a number of factors, including the following qualifications: the nominee shall have the highest personal and professional integrity, have demonstrated exceptional ability and judgment and be most effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of the Company and its stockholders. In addition, the Nominating and Governance Committee reviews from time to time the skills and characteristics necessary and appropriate for directors in light of the then current composition of the Board of Directors, including such factors as business experience, diversity and knowledge of the financial services industry in general and the asset management industry in particular. The Nominating and Governance Committee will review at least annually the Company's corporate governance guidelines to ensure that the Company continues to meet best corporate governance practice standards.

        Executive Sessions of Non-management Directors.    Non-management directors of the Company meet in regularly scheduled executive sessions. Since the charter of the Nominating and Governance Committee provides that the Chairperson of such committee shall serve as the lead director, Mr. Meyerman serves as the lead director calling and chairing the executive sessions and in communicating with Mr. Nutt, Chairman of the Board of Directors.

        Shareholder Communications with Non-management Directors or the Board of Directors.    An interested party may communicate directly with Mr. Meyerman, the Chairperson of the Nominating and Governance Committee, by sending a confidential memorandum addressed to his attention at the Company at 600 Hale Street, Prides Crossing, Massachusetts 01965. Any communications to the full Board of Directors may be directed to John Kingston, III, Senior Vice President and General Counsel of the Company, who would, in his discretion, discuss the communications with the Board of Directors at a regular meeting of the Board of Directors.

        Availability of Corporate Governance Documents.    The Company maintains a corporate governance section on its web site that includes, among other items, the Board of Directors' Corporate Governance Guidelines; the charters for the Audit, Compensation and Nominating and Governance Committees; the Code of Business Conduct and Ethics applicable to all directors, officers and employees; and the Code of Ethics applicable to the Company's chief executive officer, chief financial officer and other senior financial officers. This information is available on the investor information section of the Company's web site, www.amg.com, under "corporate governance," but is not incorporated by reference into this Proxy Statement. In addition, copies of these documents will be provided without charge to any person upon request of such person to John Kingston, III, Senior Vice President and General Counsel, Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965.

Compensation of Directors

        Directors of the Company who are also employees receive no additional compensation for their service as directors. Each of Messrs. Floor, Lockwood, Meyerman, Puff and Weld and Dr. Rodriguez receives an annual fee of $40,000 for his or her service as a director, as well as a quarterly meeting fee of $2,500 (for in-person attendance) and $1,250 (for telephonic attendance). In addition, directors receive an annual fee of $10,000 for their service as a member of each of the Audit Committee, Compensation Committee or Nominating and Governance Committee, as the case may be, with the Chairperson of the Audit Committee receiving an additional annual fee of $15,000, and the Chairperson of each of the Compensation Committee and Nominating and Governance Committee receiving an additional annual fee of $5,000. All directors of the Company are reimbursed for travel expenses incurred in attending meetings of the Board of Directors and its committees.

        For their services as directors, non-employee directors are also eligible to receive options to purchase shares of common stock under the Company's 1997 Stock Option and Incentive Plan, as amended and restated (the "1997 Option Plan"), and the Company's 2002 Stock Option and Incentive Plan, as amended and restated (the "2002 Option Plan"). On July 24, 2003, Messrs. Floor, Lockwood, Meyerman and Weld and Dr. Rodriguez each were granted an option to purchase up to 5,625 shares of common stock at an exercise price of $43.50 per share, which option vests in equal installments on December 31 of 2003, 2004, 2005 and 2006. On December 10, 2003, Messrs. Floor, Lockwood, Meyerman and Weld and Dr. Rodriguez each were granted an option to purchase up to 5,625 shares of common stock at an exercise price of $44.35 per share, which option vests in equal installments on December 31 of 2004, 2005, 2006 and 2007. The number of shares of common stock subject to such options and the option exercise prices have been adjusted to give effect to the three-for-two stock split declared by the Board of Directors in January 2004 and effected by payment of a stock dividend in March 2004 in the form of one half share of common stock for every one outstanding share of common stock as of the specified record date. On April 27, 2004, Mr. Puff was granted an option to purchase up to 22,500 shares of common stock at an exercise price of $50.51 per share, which option vests in equal installments on April 27 of 2004, 2005, 2006 and 2007.

Information Regarding Executive Officers of the Company

        The name, age (as of April 1, 2004) and positions of each of the executive officers of the Company, as well as a description of their respective business experience and past employment during at least the last five years, is set forth below:

Name	Age	Position
William J. Nutt	59	Chief Executive Officer and Chairman of the Board of Directors
Sean M. Healey	42	President and Chief Operating Officer
Seth W. Brennan	33	Executive Vice President
Darrell W. Crate	37	Executive Vice President, Chief Financial Officer and Treasurer
Nathaniel Dalton	37	Executive Vice President

        For the biographical information for Messrs. Nutt and Healey, see "—Information Regarding the Nominees" above.

        Seth W. Brennan joined the Company in 1995 and in 2001 became an Executive Vice President, with responsibility for coordinating the Company's new investment activities. Prior to joining AMG, Mr. Brennan was in the Global Insurance Investment Banking Group at Morgan Stanley & Co. Incorporated and in the Financial Institutions Group at Wasserstein, Perella & Co. Mr. Brennan received a B.A. from Hamilton College.

        Darrell W. Crate joined the Company in 1998 as a Senior Vice President and Chief Financial Officer and in 2001 became Executive Vice President and Chief Financial Officer. He also serves as the Company's Treasurer. Prior to joining AMG, Mr. Crate was a Managing Director in the Financial Institutions Group of Chase Manhattan Corporation focusing exclusively on investment management firms. Mr. Crate received an M.B.A. from Columbia Business School and a B.A. from Bates College.

        Nathaniel Dalton joined the Company in 1996 as a Senior Vice President and General Counsel and in 2001 became Executive Vice President, with responsibility for AMG's Affiliate Development efforts. He also served as General Counsel and as the Company's Secretary until June 2002. Prior to joining AMG, Mr. Dalton was an attorney at Goodwin Procter LLP, focusing on mergers and acquisitions, including those in the asset management industry. Mr. Dalton received a J.D. from Boston University School of Law and a B.A. from the University of Pennsylvania.

Executive Compensation

        Summary Compensation Table.    The following table sets forth information regarding the compensation earned during the indicated periods by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during the fiscal years indicated (collectively, the "Named Executive Officers"). The number of shares of common stock subject to options and the option exercise prices have been adjusted to give effect to the three-for-two stock split declared by the Board of Directors in January 2004 and effected by payment of a stock dividend in March 2004 in the form of one half share of common stock for every one outstanding share of common stock as of the specified record date.

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)
William J. Nutt Chairman and Chief Executive Officer	2003 2002 2001	$ $ $	650,000 625,000 625,000	1,900,000(1) 2,200,000(1) 1,525,000(1)	240,000 172,500 247,500	$ $ $	89,336(2) 161,652(3) 159,602(4)
Sean M. Healey President and Chief Operating Officer	2003 2002 2001	$ $ $	550,000 500,000 500,000	1,700,000(1) 2,100,000(1) 1,300,000(1)	217,500 157,500 217,500	$ $ $	46,079(2) 110,334(3) 122,045(4)
Seth W. Brennan Executive Vice President	2003 2002 2001	$ $ $	400,000 325,000 325,000	1,300,000(1) 1,500,000(1) 800,000(1)	165,000 142,500 187,500	$ $ $	42,793(2) 81,673(3) 77,552(4)
Darrell W. Crate Executive Vice President, Chief Financial Officer and Treasurer	2003 2002 2001	$ $ $	400,000 325,000 325,000	1,300,000(1) 1,500,000(1) 800,000(1)	195,000 142,500 187,500	$ $ $	40,446(2) 88,405(3) 88,654(4)
Nathaniel Dalton Executive Vice President	2003 2002 2001	$ $ $	400,000 325,000 325,000	1,300,000(1) 1,500,000(1) 800,000(1)	195,000 142,500 187,500	$ $ $	40,582(2) 91,668(3) 91,516(4)

(1)
Represents compensation paid by the Company under the Long Term Executive Incentive Plan, as amended (the "Long Term Incentive Plan"). The Long Term Incentive Plan was approved by stockholders.

(2)
Consists of (i) contributions by the Company under its 401(k) Profit Sharing Plan (the "401(k) Plan") in the amount of $20,000 each on behalf of Messrs. Nutt, Healey, Brennan, Crate and Dalton; (ii) the dollar value of insurance premiums paid by the Company with respect to term life and long term disability insurance policies in the amount of $4,700 each on behalf of Messrs. Nutt, Healey, Brennan, Crate and Dalton; (iii) the dollar value of financial service benefits (and taxes thereon) paid by the Company in the amounts of $40,894, $21,379, $18,093, $15,746, and $15,882 on behalf of Messrs. Nutt, Healey, Brennan, Crate and Dalton, respectively; and (iv) profit distributions on compensation paid under the Long Term Incentive Plan in the amount of $23,742 on behalf of Mr. Nutt.

(3)
Consists of (i) contributions by the Company under its 401(k) Plan in the amount of $20,000 each on behalf of Messrs. Nutt, Healey, Brennan, Crate and Dalton; (ii) the dollar value of insurance premiums paid by the Company with respect to term life and long term disability insurance policies in the amount of $4,700 each on behalf of Messrs. Nutt, Healey, Crate and Dalton and $4,367 on behalf of Mr. Brennan; (iii) the dollar value of financial service benefits (and taxes thereon) paid by the Company in the amounts of $16,177, $16,252, $18,383, $16,185, and $19,077 on behalf of Messrs. Nutt,

  Healey, Brennan, Crate and Dalton, respectively; and (iv) profit distributions on compensation paid under the Long Term Incentive Plan in the amounts of $120,775, $69,382, $38,923, $47,520 and $47,891 on behalf of Messrs. Nutt, Healey, Brennan, Crate and Dalton, respectively.

(4)
Consists of (i) contributions by the Company under the 401(k) Plan in the amount of $17,000 each on behalf of Messrs. Nutt, Healey, Brennan, Crate and Dalton; (ii) the dollar value of insurance premiums paid by the Company with respect to term life and long term disability insurance policies in the amount of $4,700 each on behalf of Messrs. Nutt, Healey, Crate and Dalton and $4,033 on behalf of Mr. Brennan; (iii) the dollar value of financial service benefits (and taxes thereon) paid by the Company in the amounts of $32,832, $25,335, $14,851, $15,164 and $18,026 on behalf of Messrs. Nutt, Healey, Brennan, Crate and Dalton, respectively; and (iv) profit distributions on compensation paid under the Long Term Incentive Plan in the amounts of $105,070, $75,010, $41,668, $51,790 and $51,790 on behalf of Messrs. Nutt, Healey, Brennan, Crate and Dalton, respectively.

        Option Grants.    The following table sets forth information regarding the option grants made during 2003 to the Named Executive Officers. The number of shares of common stock subject to options and the option exercise prices have been adjusted to give effect to the three-for-two stock split declared by the Board of Directors in January 2004 and effected by payment of a stock dividend in March 2004 in the form of one half share of common stock for every one outstanding share of common stock as of the specified record date.

Option Grants in 2003

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(1)
	Individual Grants
	Number of Securities Underlying Options		Percent of Total Options Granted to Employees
				Exercise or Base Price ($/Share)	Expiration Date
						5%($)	10%($)
William J. Nutt	112,500	(2)	6.01%	$43.50	7/24/10	$1,992,248	$4,642,784
	127,500	(3)	6.81%	$44.35	12/10/10	$2,301,829	$5,364,240
Sean M. Healey	101,250	(2)	5.40%	$43.50	7/24/10	$1,793,023	$4,178,506
	116,250	(3)	6.21%	$44.35	12/10/10	$2,098,726	$4,890,925
Seth W. Brennan	90,000	(2)	4.80%	$43.50	7/24/10	$1,593,798	$3,714,227
	75,000	(3)	4.00%	$44.35	12/10/10	$1,354,017	$3,155,435
Darrell W. Crate	90,000	(2)	4.80%	$43.50	7/24/10	$1,593,798	$3,714,227
	105,000	(3)	5.61%	$44.35	12/10/10	$1,895,624	$4,417,610
Nathaniel Dalton	90,000	(2)	4.80%	$43.50	7/24/10	$1,593,798	$3,714,227
	105,000	(3)	5.61%	$44.35	12/10/10	$1,895,624	$4,417,610

(1)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the respective option term. These gains are based upon assumed rates of stock appreciation set by the SEC of 5% and 10%, compounded annually, from the date the respective options were granted and do not reflect the Company's estimate of future stock price growth, if any. Actual gains, if any, are dependent, in part, on the performance of the common stock. There can be no assurance that the amounts reflected will be achieved.

(2)
The shares issuable on exercise of the option are subject to restrictions on transfer. The restrictions lapse in four equal annual installments on the last day of the calendar year beginning in the year of the date of grant, provided that the option holder remains employed by the Company. In the event the option holder ceases to be employed by the Company, such restrictions will remain outstanding until December 2010.

(3)
The shares issuable on exercise of the option are subject to restrictions on transfer. The restrictions lapse in four equal annual installments on the last day of the calendar year beginning in the year following the date of grant, provided that the option holder remains employed by the Company. In the event the option holder ceases to be employed by the Company, such restrictions will remain outstanding until December 2010.

        Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values.    The following table sets forth information regarding the shares of common stock acquired on exercise of stock options during 2003, the number of unexercised options at the end of 2003 and the value of stock options held at the end of 2003 by each Named Executive Officer.

        The "Value Realized" column reflects the difference between the market price on the date of exercise and the market price on the date of grant (which equals the option exercise price) and assumes the sale of all shares issued upon exercise of the option, even though the Named Executive Officer may not have sold any shares issued upon exercise of the option or may have actually received fewer shares upon exercise of the option as a result of the surrender of shares to pay the exercise price or to cover the tax liability associated with the option exercise. Accordingly, the "Value Realized" amount does not necessarily reflect the actual amount received by the Named Executive Officer since the market price on the actual date of sale may be higher or lower than the market price on the date of exercise of the option and the total number of shares sold, if any, may be less than the number of shares issued upon exercise of the option.

        The table below sets forth information regarding the number of securities underlying options and the value of such securities at year-end which are free of transfer restrictions and which are subject to transfer restrictions, as the case may be. See "Compensation Committee Report on Executive Compensation" for a discussion regarding acceleration of options in 2003.

2003 Year-End Option Values

					Year-end (2)($)
			Number of Securities Underlying Options at Year-End
					Value of Exercisable In-the-Money Options which are Free of Transfer Restrictions	Value of Exercisable In-the-Money Options which are Subject to Transfer Restrictions
	Shares Acquired on Exercise (1)(#)	Value Realized ($)	which are Free of Transfer Restrictions	which are Subject to Transfer Restrictions
William J. Nutt	8,664	$185,813	1,027,002	435,000	$20,962,344	$2,706,735
Sean M. Healey	51,159	$1,442,684	784,820	390,937	$14,757,351	$2,433,825
Seth W. Brennan	58,437	$1,294,873	374,688	316,874	$4,533,761	$2,099,534
Darrell W. Crate	67,500	$1,564,155	455,625	346,875	$6,265,492	$2,160,951
Nathaniel Dalton	—	$—	523,312	346,875	$8,188,267	$2,160,951

(1)
The number of shares of common stock subject to options has been adjusted to give effect to the three-for-two stock split declared by the Board of Directors in January 2004 and effected by payment of a stock dividend in March 2004 in the form of one half share of common stock for every one outstanding share of common stock as of the specified record date.

(2)
Based on $46.39 per share, the reported closing price of the common stock on the NYSE on December 31, 2003 (as adjusted to give effect to the three-for-two stock split).

Equity Compensation Plan Information

        The Company has two equity compensation plans. The 1997 Incentive Plan authorizes the Company to grant stock options to employees, directors and other key persons. In 2002, stockholders approved an amendment to increase to 7,875,000 the shares of common stock authorized for issuance under this plan.

In 2002, the Board of Directors established the 2002 Option Plan, under which the Company is authorized to grant non-qualified stock options and certain other awards to employees and directors. The 2002 Option Plan requires that the majority of grants under the plan in any three-year period must be issued to employees who are not executive officers or directors of the Company. The 2002 Option Plan has not been approved by the Company's stockholders. There are 3,375,000 shares of common stock authorized for issuance under this plan.

        The plans are administered by the Compensation Committee of the Board of Directors. The exercise price of stock options is the fair market value of the common stock on the date of grant, or such other amount as the Compensation Committee may determine in accordance with the respective plan. Consistent with the Compensation Committee's intent to increasingly use restricted stock as a primary equity incentive for executive officers, it approved an amendment in December 2003 to the Company's outstanding stock option agreements (other than options granted to directors) that resulted in unvested options becoming vested options to purchase shares of restricted stock. Any shares of restricted stock issued on the exercise of the vested options remain subject to restrictions on transfer which lapse according to specified schedules which are identical to the original option vesting schedule at the date of grant, provided the option holder remains employed by the Company. In the event the option holder ceases to be employed, any shares issuable on the exercise of these options which are then subject to restrictions on transfer will remain subject to transfer restrictions until December 2010. The stock options generally expire seven to ten years after the grant date. The Compensation Committee approved an amended and restated 1997 Stock Option and Incentive Plan and 2002 Stock Option and Incentive Plan in April 2004 in order to reflect in such plans the previously approved vesting of options.

        The following table sets forth information regarding the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2003:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders (2)	6,373,176	$33.99	17,286
Equity compensation plans not approved by stockholders (3)	1,330,128	$37.88	1,993,969

Total (4)	7,703,304	$34.66	2,011,255

(1)
Does not include any restricted stock as such shares are already reflected in the outstanding shares of common stock of the Company.

(2)
Consists of the 1997 Option Plan.

(3)
Consists of the 2002 Option Plan.

(4)
The (i) number of shares of common stock subject to outstanding options, warrants and rights, (ii) weighted-average exercise prices and (iii) number of securities remaining available for future issuance have been adjusted to give effect to the three-for-two stock split declared by the Board of Directors in January 2004 and effected by payment of a stock dividend in March 2004 in the form of one half share of common stock for every one outstanding share of common stock as of the specified record date.

Stock Performance Graph

        The following graph provides a comparison of cumulative total stockholder return for the period from January 1, 1999 through December 31, 2003, among the Company, the S&P 500 Stock Index, an asset management industry composite index constructed and previously used by the Company, but which now excludes Neuberger Berman, LLC after May 31, 2003, the last day of the month preceding its announced possible acquisition (which acquisition was subsequently consummated) (the "Old Peer Group Index"), and an asset management industry composite index constructed by the Company which is identical to the Old Peer Group Index, but which excludes Neuberger Berman, LLC (the "New Peer Group Index"). Other than as noted above, the Peer Group indices are comprised of the following entities: BlackRock, Inc., Eaton Vance Corp., Federated Investors, Inc., Franklin Resources, Inc., Gabelli Asset Management Inc., Nuveen Investments, Inc., Janus Capital Group Inc., T. Rowe Price Group, Inc., Waddell and Reed Financial, Inc. and, since the date of its initial public offering in December 2000, W.P. Stewart & Co., Ltd.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG THE COMPANY, THE S&P 500 INDEX,
AND THE PEER GROUP INDICES

*
The stock performance graph assumes an investment of $100 in the common stock of the Company (at the per share closing price of the Company's common stock on December 31, 1998) and each of the indices described above, and the reinvestment of any dividends. The historical information set forth above is not necessarily indicative of future performance.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

The Compensation Committee

        The Compensation Committee currently consists of Messrs. Lockwood, Meyerman and Weld, with Mr. Lockwood serving as the Chairperson of the Compensation Committee. The Compensation Committee is responsible for overseeing the Company's general compensation policies and establishing and reviewing the compensation plans applicable to the Company's executive officers. In that capacity, the Compensation Committee also administers the Company's stock option and incentive plans, as well as the Long Term Incentive Plan.

Compensation Policies

        The Compensation Committee structures its policies and programs to further two basic philosophies: first, that executive compensation should be closely aligned with increases in stockholder value as measured by growth in Cash earnings per share (as discussed below); and second, that executive compensation should be designed to retain the services of key members of senior management of the Company. In keeping with these two philosophies, the Compensation Committee closely monitors the allocation of the Company's executives' compensation among three primary components: base salary, bonus and equity-based compensation awards, so as to maintain an appropriate balance between fixed compensation and performance-based compensation. In awarding any performance-based compensation, the Committee also considers the mix and timing of such compensation to achieve short and long-term incentive objectives. Throughout these processes, the Compensation Committee strives to create the optimum level of incentives to ensure that key executives remain with the Company and manage the Company's affairs with the goal of increasing value to stockholders.

Base Salary

        In determining base salary levels for the Company's executive officers, the Compensation Committee annually reviews the amounts of base compensation being paid to executive officers of other companies in the asset management industry, including those comprising the Peer Group Indices described above. The Compensation Committee intends that the base salary levels of the Company's executive officers be somewhat below the median level for executives in similar positions in comparable public companies in the asset management industry. The Compensation Committee believes it is appropriate to target a base salary level that reflects the Compensation Committee's belief that total compensation should focus more on performance-based compensation. Based on the Compensation Committee's philosophy and the factors stated above, the Compensation Committee determined to approve 2004 base salaries as follows: Mr. Nutt, $750,000; Mr. Healey, $650,000; and each of Messrs. Brennan, Crate and Dalton, $500,000.

Performance-based Compensation

        In determining the performance-based compensation levels for the Company's executive officers, the Compensation Committee considers the Company's Cash Net Income (or "Cash earnings") (as discussed in the Company's Annual Report for the fiscal year ended December 31, 2003) per share to be the principal performance benchmark for the Company and therefore uses Cash earnings as a measure to align executive compensation with stockholder value. Under the terms of the Long Term Incentive Plan, executives covered under the Long Term Incentive Plan are eligible to receive incentive compensation for any fiscal year in which the Company achieves certain Cash earnings per share targets, which are established by the Compensation Committee within the first 90 days of the fiscal year. The Company's Cash earnings per share for 2003 exceeded the initial Cash earnings per share target established by the Compensation Committee for the year, resulting in the creation of the incentive pool pursuant to the pre-established formula under the Long Term Incentive Plan.

        In addition to Cash earnings per share, the Compensation Committee considers certain additional Company and individual performance factors to be important in determining the appropriate level of compensation for the Company's executive officers. Where appropriate, the Compensation Committee considers the performance of the Company's common stock, the performance of the Company (with respect to a number of financial measures) relative to other companies in its peer group and the performance of the Company relative to the financial markets generally, along with a broad assessment of qualitative management performance on both an individual and collective basis. The Compensation Committee's determinations regarding the amount of performance-based compensation to be paid to each executive officer is set forth in the Summary Compensation Table.

Stock Option and Other Equity-Based Compensation Awards

        While recognizing that performance-based compensation provides rewards for positive short-term performance, the Compensation Committee believes that stock option and other equity-based compensation awards provide long-term incentive compensation to executive officers that is aligned more closely with the achievement of enhanced value for stockholders through an appreciating stock price. The Compensation Committee intends to grant stock option or other equity-based compensation awards on the basis of the Company's historical performance and the individual executive officer's contributions to that performance, as well the anticipated value of the executive officer's contribution to the Company's future performance. In granting any awards, the Compensation Committee considers potential equity-based awards in relation to the compensation to be paid in any particular year to an executive officer. While the Compensation Committee follows no specific formula, it believes that in years in which cash compensation is relatively lower, grants to executive officers should be relatively higher, and that grants should be somewhat lower in years in which cash compensation is relatively higher.

        Consistent with the Compensation Committee's intent to increasingly use restricted stock as a primary equity incentive for executive officers, it approved an amendment in December 2003 to the Company's outstanding stock option agreements (other than options granted to directors) that resulted in unvested options becoming vested options to purchase shares of restricted stock. Any shares of restricted stock issued on the exercise of the vested options remain subject to restrictions on transfer which lapse according to specified schedules which are identical to the original option vesting schedule at the date of grant, provided the option holder remains employed by the Company. In the event the option holder ceases to be employed, any shares issuable on the exercise of these options which are then subject to restrictions on transfer will remain subject to transfer restrictions until December 2010. The Compensation Committee believes that these changes advance the Committee's employee retention and incentive objectives.

        Grants of stock options to executive officers, based on the Compensation Committee's review of the Company's performance and individual executive officer contributions to that performance for 2003, are described in the Option Grants in 2003 Table.

Compensation of the Chief Executive Officer

        In determining the annual and performance-based compensation levels for Mr. Nutt, the Company's Chairman and Chief Executive Officer, the Compensation Committee applies the same principles and methods applied to its other executive officers. On that basis, and based upon its assessment of Mr. Nutt's contributions relative to other senior managers of the Company, the Compensation Committee determined Mr. Nutt's overall compensation to be appropriate.

Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit on the tax deduction for compensation in excess of $1 million paid to any "covered employee" of a publicly held corporation (generally the corporation's chief executive officer and its next four most highly compensated executive officers in the year that the compensation is paid). Under the Long Term Incentive Plan approved by the Company's stockholders, performance compensation paid thereunder to such covered employees is deductible by the Company. In implementing its compensation policies, the Compensation Committee considered, among other things, the effects of the adoption of the Long Term Incentive Plan and the opportunities it afforded to preserve the tax deductibility of compensation to executive officers. The Compensation Committee's policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible to the extent permitted while simultaneously providing the Company's executive officers with appropriate rewards for their performance.

  STEPHEN J. LOCKWOOD
  HAROLD J. MEYERMAN
  WILLIAM F. WELD

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During 2003, the Company retained Goodwin Procter LLP for certain legal services. Richard E. Floor, a director of the Company, is the sole shareholder of Richard E. Floor, P.C., which is a partner in Goodwin Procter LLP.

AUDIT COMMITTEE REPORT

        The Audit Committee consists of Messrs. Lockwood and Meyerman and Dr. Rodriguez, each a non-employee director of the Company, with Dr. Rodriguez serving as the Chairperson of the Audit Committee. The Audit Committee's purpose is to assist the Board of Directors in oversight of the Company's internal controls and financial statements and the audit process. The Board of Directors has determined in its business judgment that all members of the Audit Committee are "independent" as is required by the listing standards of the NYSE.

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

        In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

        Based on the reports and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that PricewaterhouseCoopers LLP is in fact "independent."

        The Audit Committee operates pursuant to a charter that was adopted by the Board of Directors on October 21, 2003 and is attached to this Proxy Statement as Appendix A.

  STEPHEN J. LOCKWOOD
  HAROLD J. MEYERMAN
  RITA M. RODRIGUEZ

Principal Accountant Fees and Services

        The following table sets forth information regarding the fees for professional services rendered by PricewaterhouseCoopers LLP in each of the last two fiscal years:

Type of Fee	Year Ended December 31, 2002	Year Ended December 31, 2003
Audit Fees (1)	$798,000	$1,210,000
Audit-Related Fees (2)	$459,000	$1,189,000
Tax Fees (3)	$900,000	$1,328,000
All Other Fees	$—	$—

(1)
Represents fees for professional services rendered in connection with the audit of the Company's financial statements, reviews of the financial statements included in each of the Company's quarterly reports on Form 10-Q, issuances of consents and comfort letters, services performed in connection with certain registration statements filed by the Company and services related to the implementation of accounting standards.

(2)
Represents fees for research assistance on accounting-related issues, benefit plan audit, issuance of the Association of Investment Management and Research (AIMR) performance verification and an internal controls report pursuant to Statement of Auditing Standard No. 70, as well as an additional attestation engagement. The 2003 fees also include consulting and planning for the Sarbanes-Oxley Act of 2002 Section 404 disclosure requirements and due diligence procedures in connection with an investment in an international asset management firm.

(3)
Represents fees for income tax compliance and domestic tax planning. The 2003 fees also include international tax planning in connection with an investment in an international asset management firm.

        In making its determination regarding the independence of PricewaterhouseCoopers, the Audit Committee considered whether the provision of the services covered in the sections entitled "Audit-Related Fees" and "Tax Fees" was compatible with maintaining such independence. Under its charter, the Audit Committee must pre-approve all auditing and any non-auditing services with the Company's independent auditor unless an exception to such pre-approval exists under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules of the SEC.

        Consistent with past practices of the Audit Committee and pursuant to the pre-approval policies of the Audit Committee adopted in October 2003, the retention of the independent auditor to audit the Company's financial statements, including the associated fee, is approved each year by the Audit Committee. At the beginning of the year, the Audit Committee also evaluates other potential engagements by the Company of the independent auditor, including the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service considering (among other factors) the possible impact of each non-audit service on the independent auditor's independence from management. At each subsequent meeting, the Audit Committee receives updates on the services provided by the independent auditor, and management may present additional services for approval. In the event that a need arises for pre-approval between meetings, the Audit Committee has delegated to the Chairperson of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee. This might occur, for example, if the Company proposed to conduct a financing on an accelerated timetable. If the Chairperson so approves any such engagements, the Chairperson will report that approval to the Audit Committee at its next meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

        The following table sets forth information as of April 6, 2004 (unless otherwise noted) regarding the beneficial ownership of common stock by (i) each person or "group" (as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of 5% or more of the common stock of the Company, (ii) each executive officer of the Company, (iii) each director and nominee and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has sole voting and investment power over the shares of common stock shown as beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Common Stock (3)
AXA Financial, Inc. and affiliated entities (4)	1,615,438	5.00%
Fred Alger Management, Inc. (5)	1,615,692	5.08%
Nicholas Company, Inc. (6)	1,641,000	5.13%
William J. Nutt (7)	1,841,776	6.03%
Sean M. Healey (8)	1,065,000	3.53%
Seth W. Brennan (9)	700,146	2.35%
Darrell W. Crate (10)	776,617	2.61%
Nathaniel Dalton (11)	837,869	2.80%
Richard E. Floor (12)	85,780	*
Stephen J. Lockwood (13)	48,280	*
Harold J. Meyerman (14)	37,030	*
Robert C. Puff, Jr.	0	*
Rita M. Rodriguez (15)	40,780	*
William F. Weld (16)	1,406	*
All directors and executive officers as a group (11 persons) (17)	5,434,684	15.98%

*
Less than 1%

(1)
The mailing address for each executive officer, director nominee and director is c/o AMG, 600 Hale Street, Prides Crossing, Massachusetts 01965.

(2)
In December 2003, the Compensation Committee approved an amendment to the Company's outstanding stock option agreements (other than options granted to directors) that resulted in unvested options becoming vested options to purchase shares of restricted stock. Any shares of restricted stock issued on the exercise of the vested options remain subject to restrictions on transfer which lapse according to specified schedules which are identical to the original option vesting schedule at the date of grant, provided the option holder remains employed by the Company. In the event the option holder ceases to be employed, any shares issuable on the exercise of these options which are then subject to restrictions on transfer will remain subject to transfer restrictions until December 2010.

(3)
In computing the number of shares of common stock beneficially owned by a person, shares of common stock subject to options held by that person that are currently exercisable or that become exercisable within 60 days of April 6, 2004 are deemed outstanding. For purposes of computing the percentage of outstanding shares of common stock beneficially owned by such person, shares of stock subject to options that are currently exercisable or that become exercisable within 60 days of April 6, 2004 are deemed to be outstanding for the holder thereof but are not deemed to be outstanding for purposes of computing the ownership percentage of any other person. As of April 6, 2004, a total of 29,067,482 shares of common stock were outstanding.

(4)
Information is based on a Schedule 13G filed with the SEC on February 13, 2004 by AXA Financial, Inc., as a parent holding company, and each of the affiliated entities named therein. The address of AXA Financial, Inc. is listed in such Schedule 13G as 1290 Avenue of the Americas, New York, New York 10104 and the addresses of the affiliated entities are provided therein.

(5)
Information is based on a Schedule 13G filed with the SEC on February 13, 2004 by Fred Alger Management, Inc., a registered investment adviser, and the affiliate named therein. The address of Fred Alger Management, Inc. and the affiliate named therein is listed in such Schedule 13G as 111 Fifth Avenue, New York, New York 10003.

(6)
Information is based on a Schedule 13G filed with the SEC on February 13, 2004 by Nicholas Company, Inc., a registered investment adviser, and the affiliate named therein. The address of Nicholas Company, Inc. and the affiliate named therein is listed in such Schedule 13G as 700 North Water Street, Milwaukee, Wisconsin 53202.

(7)
Includes 1,462,002 shares of common stock subject to options exercisable within 60 days of April 6, 2004, of which 435,000 are subject to restrictions on transferability.

(8)
Includes 1,065,000 shares of common stock subject to options exercisable within 60 days of April 6, 2004, of which 390,937 are subject to restrictions on transferability.

(9)
Includes 691,562 shares of common stock subject to options exercisable within 60 days of April 6, 2004, of which 316,874 are subject to restrictions on transferability.

(10)
Includes 747,672 shares of common stock subject to options exercisable within 60 days of April 6, 2004, of which 346,875 are subject to restrictions on transferability.

(11)
Includes 815,416 shares of common stock subject to options exercisable within 60 days of April 6, 2004, of which 346,875 are subject to restrictions on transferability.

(12)
Includes 40,780 shares of common stock subject to options exercisable within 60 days of April 6, 2004.

(13)
Includes 40,780 shares of common stock subject to options exercisable within 60 days of April 6, 2004.

(14)
Includes 33,280 shares of common stock subject to options exercisable within 60 days of April 6, 2004.

(15)
Consists of 40,780 shares of common stock subject to options exercisable within 60 days of April 6, 2004.

(16)
Consists of 1,406 shares of common stock subject to options exercisable within 60 days of April 6, 2004.

(17)
Includes 4,938,678 shares of common stock subject to options exercisable within 60 days of April 6, 2004, of which 1,836,561 are subject to restrictions on transferability.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish to the Company copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on a review of the copies of such reports provided to the Company and written representations from certain reporting persons, all Section 16(a) filing requirements applicable to any of its executive officers, directors and greater than 10% beneficial owners have been satisfied.

Independent Public Accountants

        As discussed in the Audit Committee Report, the accounting firm of PricewaterhouseCoopers LLP served as the Company's independent public accountants during 2003 and is expected to continue to do so for fiscal year 2004. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Expenses of Solicitation

        The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation of stockholders at the Annual Meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by mail, telephone, telegraph or other electronic means by one or more employees of the Company. The Company also may reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy materials to their principals who are beneficial owners of common stock.

Stockholder Proposals

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company's 2005 Annual Meeting of Stockholders must be received by the Company at its principal executive office on or before December 29, 2004 to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

        Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company's 2005 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company no earlier than February 8, 2005, nor later than March 25, 2005, together with all supporting documentation required by the By-laws.

Householding of Proxy Statement

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Proxy Statement or the Annual Report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of its Annual Report and/or Proxy Statement to you if you call or write the Company at the following address or phone number: Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965, Attention: John Kingston, III, Senior Vice President and General Counsel, (617) 747-3300. If you would like to receive separate copies of a proxy statement or an annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

Other Matters

        The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 15, 2004, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO JOHN KINGSTON, III, SENIOR VICE PRESIDENT AND GENERAL COUNSEL, AFFILIATED MANAGERS GROUP, INC., 600 HALE STREET, PRIDES CROSSING, MASSACHUSETTS 01965.

        REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE SUBMIT A PROXY BY PHONE, BY INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD.

Appendix A

Audit Committee Charter

AFFILIATED MANAGERS GROUP, INC.
(Adopted by the Board of Directors at a meeting held on October 21, 2003)

I.     General Statement of Purpose

        The purpose of the Audit Committee of the Board of Directors (the "Audit Committee") of Affiliated Managers Group, Inc. (the "Company") is to assist the Board of Directors (the "Board") in its oversight of (1) the integrity of the Company's financial statements and the system of internal control over financial reporting, (2) the Company's compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of the Company's independent auditors, and (4) the performance of the Company's internal audit function.

II.    Composition

        The Audit Committee shall consist of at least three (3) members of the Board, each of whom shall satisfy the independence requirements established by the New York Stock Exchange Listed Company Manual for listing on the exchange. Each member of the Audit Committee shall be financially literate (or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee), as such qualification is interpreted by the Board in its business judgment. One or more members of the Audit Committee may qualify as an "audit committee financial expert" under the rules promulgated by the SEC. At least one member of the Audit Committee shall have sufficient accounting or related financial management expertise.

        The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Audit Committee shall designate one of its members to be Chairperson of the committee.

        No member of the Audit Committee may simultaneously serve on the audit committee of more than three (3) issuers having securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.

III.  Compensation

        A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee (or the Chairperson thereof) may receive additional directors' committee fees to compensate such member commensurate with the time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.    Meetings

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairperson of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

        Periodically, the Audit Committee shall also meet separately with management, with the persons responsible for the internal audit function, and with the independent auditors.

V. Responsibilities and Authority

  A.
  Review of Charter

  •
  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

  B.
  Annual Performance Evaluation of the Audit Committee

  •
  At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

  C.
  Matters Relating to Selection, Performance and Independence of Independent Auditor

  •
  The Audit Committee shall have the sole authority to appoint, retain, evaluate and terminate the Company's independent auditor, and to determine compensation for the independent auditor. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management. The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee, and shall be directly responsible for oversight of such auditor's work.

  •
  The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor, provided that the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

  •
  The Audit Committee shall evaluate the independent auditors' qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

  •
  obtain and review a report or reports from the independent auditor describing (1) the auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review, of the auditors, or by any inquiry or investigation by government or professional authorities within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (3) to assess the auditor's independence, all relationships between the independent auditor and the Company;

  •
  review and evaluate the performance of the independent auditor and the lead partner of the independent auditor; and

    •
    assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

  •
  The Audit Committee shall establish policies with respect to the potential hiring of current or former employees of the independent auditor.

  D.
  Audited Financial Statements and Annual Audit

  •
  The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

  •
  The Audit Committee shall review (and, where appropriate, discuss with management) (including the Company's Senior Accounting Executive) and with the independent auditor:

  (i)
  the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, and (c) the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations," prior to the filing of the Company's Annual Report on Form 10-K;

  (ii)
  analyses (if any) prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

  (iii)
  the adequacy of the Company's internal controls (including those relating to financial reporting) that could significantly affect the integrity of the Company's financial statements;

  (iv)
  major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company's selection or application of accounting principles; and

  (v)
  the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

  •
  The Audit Committee shall review and discuss with the independent auditor:

  (i)
  how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995 (including its responsibility to notify the SEC of material illegal acts in certain circumstances where the management and board of directors of a company have failed to take appropriate remedial actions);

  (ii)
  any audit problems or difficulties (including any difficulties encountered by the auditor in the course of performing its audit work) and management's response thereto, including any restrictions on the scope of its activities or its access to information, and any significant disagreements with management;

  (iii)
  the accounting treatment for any transactions material to the Company;

  (iv)
  the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

  •
  If reported to the Audit Committee by the independent auditor, the Audit Committee shall discuss with the CEO and CFO of the Company (1) any significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

  •
  Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS 61") (including, inter alia, concerning the auditor's responsibility under generally accepted auditing standards, management's judgments and accounting estimates, significant adjustments, and disagreements with management), and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

  •
  The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement, including all findings required by the Exchange Act.

  E.
  Internal Audit Function

  (v)
  The Audit Committee shall evaluate the performance and responsibilities of the Company's internal audit function. Such evaluation shall include a review of the Company's internal audit function with the independent auditors.

  F.
  Unaudited Quarterly Financial Statements

  (vi)
  The Audit Committee shall discuss with management and the independent auditor the Company's quarterly financial statements and the Company's related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Quarterly Reports on Form 10-Q.

  G.
  Earnings Press Releases

  (vii)
  The Audit Committee shall discuss with management and the independent auditor earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies (which need not occur in advance of each such release or other communication, but may instead be done generally, by means of discussion of the types of information to be disclosed and the types of presentation to be made).

  H.
  Risk Assessment and Management

  (viii)
  The Audit Committee shall discuss the Company's policies with respect to risk assessment and risk management.

  I.
  Procedures for Addressing Complaints and Concerns

  (ix)
  The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints from employees of the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or possible violations of any applicable Company codes of conduct.

  J.
  Regular Reports to the Board

  (x)
  The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the

      Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

  K.
  Legal and Regulatory Compliance

  (xi)
  The Audit Committee shall discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements.

  (xii)
  The Audit Committee shall discuss with management legal or regulatory matters (including pending or threatened litigation, regulatory examinations or inquiries, if any) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

VI.   Additional Authority

        The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

  A.
  Engagement of Advisors

  (xiii)
  The Audit Committee may engage independent legal, accounting or other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such legal, accounting or other advisors are engaged, shall determine the compensation or fees payable to (and shall receive the necessary funding to pay) such advisors.

  B.
  General

  (xiv)
  The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

  (xv)
  The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations.

AFFILIATED MANAGERS GROUP, INC.

600 Hale Street, Prides Crossing, Massachusetts 01965

Proxy for Common Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints William J. Nutt, Sean M. Healey and John Kingston, III, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Affiliated Managers Group, Inc. (the "Company"), to be held at the offices of Goodwin Procter LLP at Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Tuesday, June 8, 2004 at 10:00 a.m., Boston time, and at any adjournments or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting and any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the 2003 Annual Report to Stockholders.

(Continued, and to be signed, on reverse side)

AFFILIATED MANAGERS GROUP, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER
USING DARK INK ONLY ☒

Use this number to vote by phone or Internet

1.	Proposal to elect the following as directors of the Company, each for a one-year term to continue until the 2005 Annual Meeting of Stockholders and until the successor of the respective nominee is duly elected and qualified.
	Nominees:	01—William J. Nutt	05—Harold J. Meyerman
		02—Sean M. Healey	06—Robert C. Puff, Jr.
		03—Richard E. Floor	07—Dr. Rita M. Rodriguez
04—Stephen J. Lockwood
		For All	Withhold All	For All Except
		☐	☐	☐
(INSTRUCTION: To withhold authority for any individual nominee, write the nominee's name on the space provided above.)
2.	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated, the undersigned's vote will be cast "FOR" each of the nominees for director of the Company named in the accompanying Proxy Statement. The undersigned's votes will be cast in accordance with the proxies' discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof.

Signature:	Date:

Signature:	Date:

Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 4:00 p.m. Eastern Time the business day prior to the annual meeting day.

Your Internet or telephone vote authorizes the names proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

  Internet
  http://www.eproxyvote.com/lasalle/amg
  Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box above, to create and submit an electronic ballot.

  Telephone
  1-866-207-3912
  Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box above, and then follow the directions given.

  Mail
  Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

QuickLinks

PROPOSAL 1: ELECTION OF DIRECTORS
Option Grants in 2003
2003 Year-End Option Values
COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG THE COMPANY, THE S&P 500 INDEX, AND THE PEER GROUP INDICES
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
OTHER MATTERS
Audit Committee Charter
PROXY CARD